UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) Of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)  December 14, 2005
                                                       -------------------------

                         Citizens Communications Company
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

          001-11001                                     06-0619596
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    (Commission File Number)                  (IRS Employer Identification No.)


  3 High Ridge Park, Stamford, Connecticut                        06905
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  (Address of principal executive offices)                      (Zip Code)

                                 (203) 614-5600
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              (Registrant's telephone number, including area code)

                           No change since last report
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         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to  Rule 425 under the  Securities  Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange  Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          -------------------------------------------

(a) On December 14, 2005, the Compensation Committee (the "Committee") of Citizens Communications Company (the "Company") approved the Citizens Incentive Plan (the "Plan") for fiscal year 2006. The Plan assigns certain target amounts of incentive compensation for each career band for exempt and non-exempt full time employees eligible to participate in the Plan, except that in the case of senior executive officers, the targets are set for each position.

     The Committee determined that the cash incentive awards to executive and non-executive employees under the Plan would be based upon the achievement of specific goals that relate to the Company's people, products and profitability. The people goals include hiring and retaining employees and reinforcing the Company's performance culture through identified means. The product goals include improving and simplifying the Company's service delivery infrastructure, driving product sales in certain specified areas and developing and implementing new products. The profit goals include exceeding certain financial targets, including those for revenue, EBITDA and free cash flow, increasing customer product revenue in identified areas and retaining the Company's customer base.

     The actual bonuses payable for fiscal year 2006 (if any) will vary depending on the extent to which actual performances meet, exceed, or fall short of the goals and criteria set by the Committee but will not exceed 120% of target. In addition, the Company's management and the Committee retain the discretion to increase, reduce or eliminate any bonus that otherwise might be payable to any individual based on actual performance as compared to pre-established goals.

(b) On December 15, 2005, the Board of Directors voted to change the non-employee director compensation as follows:

          (1) Increase the annual retainer fee paid to each of its non-employee Directors from $30,000 or a number of stock units to $40,000 or a number of stock units. Payment of the retainer fee was changed from annually, in advance, to equal quarterly installments, payable on the first day of each quarter. Each director must irrevocably elect by December 31 of the prior year whether to receive his or her retainer in cash or units.

          (2) Reduce the fee payable for telephonic board and committee meetings to $1,000 from $2,000. The fee may, at the election of the director made before December 31 of the prior year, be paid in cash or stock units. The fee for regular board and committee meetings was not changed and continues to be $2,000.

          (3) Eliminate the provision of the Non-Employee Directors' Deferred Fee Equity Plan, that provides a director who elects to receive all or a portion of his meeting and/or committee chair fees in stock units will receive an increase in the number of stock units allocated to him or her if the average of the high and low trading price on the last trading day in November is less than the average of the high and low trading price on the first trading day in which the election was in effect.

          Copies of Amendment No. 1 to the Non-Employee Directors' Deferred Fee Equity Plan and a copy of the Summary of Non-Employee Directors'
     Compensation Arrangements Outside of Formal Plans as amended, effective December 15, 2005, are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.

Item 3.01   Notice of  Delisting  or  Failure to  Satisfy  a Continued   Listing
            --------------------------------------------------------------------
            Rule or Standard; Transfer of Listing.
            --------------------------------------

     On December 20,  2005,  the Company  notified the New York Stock  Exchange,
     Inc. of the actions that it had taken to rectify certain areas of non-compliance with Rule 303A.06 of the NYSE Rules. Those actions included accepting the resignation, in November 2005, of Bradley E. Singer, a director of the Company, from each of the Audit and Compensation Committees because the Board determined that Mr. Singer was not independent.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers.
            ----------------------------------

     On December 15, 2005, the Company's Board of Directors elected Ms. Jeri Finard to serve as a Director of the Company. Ms. Finard was also appointed to the Company's Compensation Committee.

     On December 15, 2005, the Company's Board of Directors  appointed Mrs. Mary
     A. Wilderotter, the Company's President and Chief Executive Officer, as Chairman of the Board of Directors. In connection with that appointment, Mrs. Wilderotter resigned from her position as President and now holds the positions of Chairman and Chief Executive Officer. Mr. Jerry Elliott, formerly Executive Vice President and Chief Financial Officer, was appointed to the position of President and until a new Chief Financial Officer is appointed, will also serve as acting Chief Financial Officer. Mr. Daniel J. McCarthy, formerly Senior Vice President - Field Operations, was appointed to the position of Executive Vice President and Chief Operating Officer.

     Mrs. Wilderotter, 50, has been associated with the Company since September 2004 when she was elected President and Chief Executive Officer. Previously, she was Senior Vice President - Worldwide Public Sector in 2004, Microsoft Corp. and Senior Vice President - Worldwide Business Strategy, Microsoft Corp., 2002 to 2004. Before that she was President and Chief Executive Officer, Wink Communications, 1996 to 2002. Mrs. Wilderotter is a member of the board of directors of Quantum Corp. and McClatchy Corp. A description of the material terms of Mrs. Wilderotter's employment agreement (the "Wilderotter Agreement") is incorporated herein by reference to the Company's 2005 Proxy Statement dated April 20, 2005 (File No. 001-11001). The Wilderotter Agreement is filed as Exhibit 10.16 to the Company's Quarterly Report on Form 10-Q for nine months ended September 30, 2004 (File No. 001-11001).

     Mr. Elliott, 46, has been associated with the Company since March 2002. He was elected Executive Vice President and Chief Financial Officer in July 2004. Previously, he was Senior Vice President and Chief Financial Officer from December 2002 to July 2004 and Vice President and Chief Financial Officer from March 2002 to December 2002. Prior to joining the Company, he was Managing Director of Morgan Stanley's Media and Communications Investment Banking Group. A description of the material terms of Mr. Elliott's employment agreement (the "Elliott Agreement") is incorporated herein by reference to the Company's 2005 Proxy Statement dated April 20, 2005 (File No. 001-11001). The Elliott Agreement is filed as Exhibit 10.17 to the Company's Quarterly Report on Form 10-Q for nine months ended September 30, 2004 (File No. 001-11001).

     Mr. McCarthy, 41, has been associated with the Company since December 1990. He was elected Senior Vice President, Field Operations in December 2004. He was previously Senior Vice President Broadband Operations from January 2004 to December 2004, and President and Chief Operating Officer of Electric Lightwave, LLC, a subsidiary of the Company, from January 2002 to December 2004. Previously, he was President and Chief Operating Officer, Public Services Sector from November 2001 to January 2002, Vice President and Chief Operating Officer, Public Services Sector from March 2001 to November 2001, and Vice President, Citizens Arizona Energy from April 1998 to March 2001.


Item 9.01   Financial Statements and Exhibits
            ---------------------------------

        (c) Exhibits

            10.1 - Amendment No. 1 to Non-Employee Directors' Deferred Fee Equity Plan.
            10.2 - Summary of Non-Employee Directors' Compensation Arrangements Outside of Formal Plans as amended, effective December 15, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CITIZENS COMMUNICATIONS COMPANY


Date:  December 20, 2005            By: /s/ Robert J. Larson
                                        ---------------------------
                                         Robert J. Larson
                                         Senior Vice President and
                                         Chief Accounting Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.    Description
-----------    -----------

10.1           Amendment No. 1 to  Non-Employee  Directors' Deferred  Fee Equity
               Plan.
10.2 Summary of Non-Employee Directors' Compensation Arrangements Outside of Formal Plans as amended, effective December 15, 2005.